UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 AMENDMENT NO. 1



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(f) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) FEBRUARY 24, 2006

                            SKYE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                   000-27549                 88-0362112
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                 7150 WEST ERIE STREET, CHANDLER, ARIZONA 85226
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (480) 889-9999

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On February 24, 2006, Shelley International, CPA ("Shelley") withdrew as the registrant's independent registered public accounting firm. The reason for the withdrawal is the retirement of the firm's principal. Shelley had audited the registrant's financial statements for the fiscal years ended December 31, 2004 and 2003. On February 24, 2006, the registrant engaged Semple & Cooper, LLP to serve as the company's independent registered public accountants for the fiscal year ending December 31, 2005. The registrant's board of directors approved both actions.


The audit reports of Shelley on the financial statements for each of the past two years as of December 31, 2004 and December 31, 2003 contained a separate paragraph stating: "The accompanying financial statements have been prepared assuming that the company will continue as a going concern. The Company has experienced losses since inception. This raises substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from this uncertainty." There were no other adverse opinions, disclaimers of opinions, or qualifications or modifications as to uncertainty, audit scope, or accounting principles.



During the two most recent fiscal years and the subsequent interim period through February 24, 2006, there were no disagreements with Shelley on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Shelley, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The registrant has requested Shelley to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter is filed as an exhibit to this amended Form 8-K.


There were no other "reportable events" as that term is described in Item 304(a)(1)(iv) of Regulation S-B occurring within the registrant's two most recent fiscal years and the subsequent interim period ending February 24, 2006.

During the registrant's two most recent fiscal years and through February 24, 2006, the date prior to the engagement of Semple & Cooper, LLP, neither the registrant nor anyone on its behalf consulted Semple & Cooper, LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's consolidated financial statements.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

REGULATION
S-K NUMBER                       DOCUMENT


   16.1          Letter from Shelley International, CPA





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            SKYE INTERNATIONAL, INC.

March 7, 2006                           By:   /s/ GREGG C. JOHNSON
                                            ------------------------------------
                                               Gregg C. Johnson, Secretary






















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